MERRILL LYNCH
                                                              NEW JERSEY
                                                              MUNICIPAL
                                                              BOND FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              July 31, 2000

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level, despite the lowest unemployment rates since 1970. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined more than 80 basis points (0.80%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term US Treasury bond market.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4%-4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and US Treasury buybacks as with investor expectations of slower economic growth. During the last six months, US Treasury bond yields have declined more than 70 basis points to end the period at 5.78%, their lowest monthly closing level since May 1999.

Tax-exempt bond yields also have declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term US Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term municipal revenue bond yields have declined nearly

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

50 basis points to 5.85%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. During the last year, almost $200 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended July 31, 2000, approximately $100 billion in new tax-exempt bonds was underwritten, a decline of 17% compared to the same period in 1999.

Although investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early bond redemptions during June and July, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Thus far this year, tax-exempt mutual funds have had net redemptions of more than $12 billion.

However, the rate at which these redemptions have been occurring has slowed in recent months. Recent US equity market volatility, especially in the NASDAQ, has reduced some investor interest in the stock market. This investor interest, especially earlier this year, had been siphoning away demand for municipal bonds by retail investors. Also, the demand from property and casualty companies is expected to increase in the coming months. These firms are becoming more profitable after experiencing losses in the past few years resulting from a series of weather-related natural disasters. Yet as positive as the tax-exempt bond market's technical environment has been for much of this year, investor response to the reduction in both current and future supply of US Treasury bonds has been overwhelmingly positive and municipal bond yields have underperformed their taxable counterparts.

Significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. Recent declines in US new home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Fiscal Year in Review

Throughout late 1999, we underestimated both the under lying strength of the US domestic economy and the extent the Federal Reserve Board would raise short-term interest rates in order to curb and retard US economic activity. At that time, we believed that as long as inflation remained well contained, any Federal Reserve Board action would be minimal and would quickly inhibit US economic growth. However, while inflation remained negligible, economic activity continued to expand despite repeated Federal Reserve Board moves. As interest rates rose in late 1999 and early 2000, the Fund's structure was too aggressive for such an environment and our total return performance suffered.

In late 1999, we sought to restructure the Fund in such a manner as to both reduce asset price volatility and maintain current dividend income. To a certain extent, reducing asset price volatility alone could have been accomplished by raising significant cash reserves. However, the Fund's dividend yield would have immediately been lowered as higher-yielding long-term investments would have been sold and replaced by tax-exempt short-term instruments that pay materially lower rates. Raising a defensive cash reserve position of 20% would have resulted in the Fund's dividend being reduced by more than 30 basis points. Given the primary importance we place on seeking to enhance shareholder income, a strategy of maintaining high cash reserves in an effort to preserve the Fund's net asset values was unacceptable.

Our strategy in late 1999 and early 2000 was to remain fully invested and protect the Fund's assets by restructuring the portfolio. This entailed replacing more interest rate-sensitive issues with more defensive

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

ones. However, ongoing tight technical conditions within the New Jersey tax-exempt market hampered the quick implementation of this strategy. By early 2000, we were able to adopt this strategy. This allowed the Fund to both maintain its attractive dividend and perform far more competitively for the remainder of the fiscal year.

However, much of the damage to the Fund's annual performance occurred in December 1999, prior to the adjustment of the Fund's structure and composition. For the 12 months ended July 31, 2000, the Fund's Class A, Class B, Class C and Class D Shares produced total returns of +0.42%, -0.08%, -0.18% and +0.42%, respectively. This compares to the industry average of +1.84%, as measured by Lipper Analytical Services, Inc. New Jersey Municipal Debt Fund's Average for the same 12-month period. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Looking ahead, we intend to maintain the Fund's fully invested position, while seeking to continue to enhance shareholder income. Given the magnitude of the Federal Reserve Board's actions to date, we do not expect significantly higher bond yields in the near future. Yet, given the dramatic decline in bond yields in recent months, it is likely that bond prices will remain near their present levels awaiting further evidence of US economic slowdown before resuming their appreciation. Depending upon the nature and time frame of such evidence, we are prepared to adjust our present neutral position to take advantage of any opportunity to enhance the Fund's dividend stream.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch New Jersey Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

September 11, 2000

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                           % Return Without     % Return With
                                             Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/00                          -1.05%              -5.01%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                        +4.25               +3.41
--------------------------------------------------------------------------------
Inception (8/31/90)
through 6/30/00                                 +5.98               +5.54
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                               % Return           % Return
                                             Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/00                          -1.56%              -5.25%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                        +3.72               +3.72
--------------------------------------------------------------------------------
Inception (8/31/90)
through 6/30/00                                 +5.44               +5.44
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return           % Return
                                             Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/00                          -1.66%              -2.58%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                        +3.62               +3.62
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/00                                 +4.41               +4.41
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return Without       % Return With
                                             Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 6/30/00                          -1.16%              -5.11%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                        +4.15               +3.30
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/00                                 +4.95               +4.20
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

PERFORMANCE DATA (concluded)

ML New Jersey Municipal Bond Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                        8/31/90**         7/00

ML New Jersey
Municipal Bond Fund+--
Class A Shares*                                         $ 9,600          $17,281
ML New Jersey
Municipal Bond Fund+--
Class B Shares*                                         $10,000          $17,118
Lehman Brothers Municipal
Bond Index++                                            $10,000          $20,067

ML New Jersey Municipal Bond Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                        10/21/94**        7/00

ML New Jersey
Municipal Bond Fund+--
Class C Shares*                                         $10,000          $13,000
ML New Jersey
Municipal Bond Fund+--
Class D Shares*                                         $ 9,600          $12,865
Lehman Brothers Municipal
Bond Index++                                            $10,000          $14,849

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML New Jersey Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of New Jersey, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is 10/31/94.
      Past performance is not predictive of future performance.

Recent Performance Results*

                                                       6 Month       12 Month    Since Inception  Standardized
As of July 31, 2000                                  Total Return  Total Return   Total Return    30-Day Yield
==============================================================================================================
ML New Jersey Municipal Bond Fund Class A Shares        +6.97%        +0.42%         +80.00%          4.60%
--------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class B Shares        +6.70         -0.08          +71.18           4.29
--------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class C Shares        +6.76         -0.18          +30.00           4.19
--------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class D Shares        +7.03         +0.42          +34.02           4.50
==============================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 8/31/90 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's     Face
Ratings  Ratings    Amount                                              Issue                                                 Value
------------------------------------------------------------------------------------------------------------------------------------
New Jersey--91.2%
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa     $ 3,000   Cape May County, New Jersey, Industrial Pollution Control Financing Authority Revenue
                             Bonds (Atlantic City Electric Company Project), AMT, Series A, 7.20% due 11/01/2029 (e)         $ 3,282
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         645   Edison Township, New Jersey, Board of Education, COP, 4.75% due 12/15/2018 (d)                      582
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       1,685   Essex County, New Jersey, Improvement Authority Revenue Bonds (Riverbank Park
                             Project), 4.625% due 9/01/2018 (e)                                                                1,495
------------------------------------------------------------------------------------------------------------------------------------
NR*        Aaa       2,500   Essex County, New Jersey, Utilities Authority, Solid Waste Revenue Refunding Bonds,
                             Series A, 4.875% due 4/01/2018 (d)                                                                2,309
------------------------------------------------------------------------------------------------------------------------------------
                             Evesham, New Jersey, Municipal Utilities Authority, Revenue Refunding Bonds,
                             Series A (e):
NR*        Aaa       1,335     5.50% due 7/01/2004                                                                             1,380
NR*        Aaa       1,575     5.50% due 7/01/2008                                                                             1,652
NR*        Aaa       1,660     6% due 7/01/2009                                                                                1,803
NR*        Aaa       1,155     6.125% due 7/01/2010                                                                            1,270
------------------------------------------------------------------------------------------------------------------------------------
AA+        Aaa       1,000   Middlesex County, New Jersey, Improvement Authority, Revenue Refunding Bonds
                             (Educational Services Commission Projects), 4.875% due 9/15/2019                                    917
------------------------------------------------------------------------------------------------------------------------------------
NR*        VMIG1@      900   New Jersey EDA, Dock Facility Revenue Bonds (Bayonne/IMTT Project), VRDN, Series B,
                             4.05% due 12/01/2027 (h)                                                                            900
------------------------------------------------------------------------------------------------------------------------------------
A1+c       VMIG1@    1,000   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (New Jersey Natural
                             Gas Co. Project), VRDN, AMT, Series A, 4.20% due 8/01/2030 (a)(h)                                 1,000
------------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, Revenue Bonds (Transportation Project), Sub-Lease (d):
AAA        Aaa       2,000     Series A, 6% due 5/01/2016                                                                      2,107
AAA        Aaa       6,250     Series B, 5.75% due 5/01/2010                                                                   6,682
------------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, Revenue Refunding Bonds:
A+         NR*         450     (Health Village 96 Project), 6% due 5/01/2006 (f)                                                 479
AAA        Aaa       2,500     (RWJ Health Care Corporation), 6.50% due 7/01/2024 (d)                                          2,685
------------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT:
BB         Ba2       6,525     6.40% due 9/15/2023                                                                             6,121
BB         Ba2       1,000     6.25% due 9/15/2029                                                                               911
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       5,000   New Jersey EDA, State Lease Revenue Bonds (State Office Buildings Projects),
                             6.25% due 6/15/2020 (a)                                                                           5,373
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Jersey Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
VRDN  Variable Rate Demand Notes

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's     Face
Ratings  Ratings    Amount                                              Issue                                                 Value
------------------------------------------------------------------------------------------------------------------------------------
New Jersey (continued)
------------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water New Jersey Inc.
                             Project), VRDN (a)(h):
A1+c       VMIG1@  $ 1,800     AMT, Series C, 4.30% due 11/01/2025                                                           $ 1,800
A1+c       VMIG1@    2,400     Series A, 4% due 11/01/2026                                                                     2,400
A1+c       VMIG1@    1,000     Series B, 4.25% due 11/01/2025                                                                  1,000
------------------------------------------------------------------------------------------------------------------------------------
                             New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
AAA        Aaa       1,965     (Barnert Hospital), 4.75% due 8/01/2019 (c)(e)                                                  1,750
BBB-       Baa3      4,980     (Englewood Hospital and Medical Center), 6.75% due 7/01/2024                                    4,332
BBB-       Baa3      1,500     (Trinitas Hospital Obligation Group), 7.375% due 7/01/2015                                      1,519
BBB-       Baa3      1,500     (Trinitas Hospital Obligation Group), 7.40% due 7/01/2020                                       1,514
AAA        Aaa       3,750     (Virtua Health Issue), 4.50% due 7/01/2028 (d)                                                  3,082
------------------------------------------------------------------------------------------------------------------------------------
NR*        Baa3      1,750   New Jersey State Educational Facilities Authority Revenue Bonds (Bloomfield College),
                             Series A, 6.85% due 7/01/2030                                                                     1,791
------------------------------------------------------------------------------------------------------------------------------------
                             New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
AA+        Aaa         230     (Institute of Advanced Study), Series F, 5% due 7/01/2021                                         215
AAA        Aaa       1,000     (Seton Hall University Project), 5% due 7/01/2018 (a)                                             947
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       3,495   New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                             AMT, Series M, 7% due 10/01/2026 (e)                                                              3,680
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       2,000   New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Refunding
                             Bonds, AMT, Series X, 5.25% due 10/01/2018 (e)                                                    1,892
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       5,000   New Jersey State Transit Corporation, COP (Federal Transit Administration Grants),
                             Series A, 6.125% due 9/15/2014 (a)                                                                5,366
------------------------------------------------------------------------------------------------------------------------------------
                             New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation
                             System, Series A:
AA         Aa2       3,800     5% due 6/15/2017                                                                                3,605
AAA        Aaa       2,500     5% due 6/15/2018 (d)                                                                            2,361
------------------------------------------------------------------------------------------------------------------------------------
NR*        Aaa      14,700   New Jersey State Transportation Trust Fund Authority, Revenue Refunding Bonds, RITR,
                             Series RI, 6.845% due 6/15/2014 (e)(g)                                                           15,674
------------------------------------------------------------------------------------------------------------------------------------
A1+        VMIG1@      600   New Jersey State Turnpike Authority, Turnpike Revenue
                             Refunding Bonds, VRDN, Series D, 3.70% due 1/01/2018 (b)(h)                                         600
------------------------------------------------------------------------------------------------------------------------------------
AAA        NR*       1,950   Pleasantville, New Jersey, School District, GO, 5% due 2/15/2020 (e)                              1,834
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       5,000   Salem County, New Jersey, Industrial Pollution Control Financing Authority Revenue
                             Refunding Bonds (Atlantic City Electric Company), 6.15% due 6/01/2029 (d)                         5,250
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       1,215   South Brunswick Township, New Jersey, Board of Education, GO, 6.40% due 8/01/2005 (b)(f)          1,311
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       2,000   South Jersey Port Corporation, New Jersey, Revenue Refunding Bonds (Marine Terminal),
                             Series J, 5% due 1/01/2020 (e)                                                                    1,872
------------------------------------------------------------------------------------------------------------------------------------
BBB-       NR*       1,040   South Jersey Transportation Authority, New Jersey, Lease Revenue Bonds (Raytheon
                             Aircraft Service, Inc. Project), AMT, 6.15% due 1/01/2022                                           954
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa       3,705   South Jersey Transportation Authority, New Jersey, Transportation System Revenue
                             Refunding Bonds, 5% due 11/01/2018 (a)                                                            3,505
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's     Face
Ratings  Ratings    Amount                                              Issue                                                 Value
------------------------------------------------------------------------------------------------------------------------------------
New Jersey (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                           Union County, New Jersey, Utilities Authority, Revenue Refunding Bonds:
AA+        Aaa    $  500     County Deficiency, Series C-2, 5% due 6/15/2028                                                $    458
AAA        Aaa     2,000     (Ogden Martin System of Union), Senior Lease, AMT, Series A, 5% due 6/01/2014 (a)                 1,917
AAA        Aaa     1,000     (Ogden Martin System of Union), Senior Lease, AMT, Series A, 5% due 6/01/2015 (a)                   949
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa     2,140   Wall Township, New Jersey, School District, GO, 4.50% due 7/15/2017 (d)                             1,878
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
New York--4.7%
------------------------------------------------------------------------------------------------------------------------------------
AA-        A1      3,250   Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds,
                           72nd Series, 7.35% due 10/01/2027                                                                   3,463
------------------------------------------------------------------------------------------------------------------------------------
NR*        Aaa     1,000   Port Authority of New York and New Jersey, Special Obligation
                           Revenue Bonds (JFK International Air Terminal LLC), RIB, AMT, Series 157,
                           6.99% due 12/01/2022 (e)(g)                                                                         1,013
------------------------------------------------------------------------------------------------------------------------------------
A1+        VMIG1@  1,400   Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                           (Versatile Structure Obligation), VRDN, AMT, Series 6, 4.15% due 12/01/2017 (h)                     1,400
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--3.1%
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa     3,000   Puerto Rico Commonwealth, GO, 5.375% due 7/01/2021 (e)                                              2,965
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa     1,000   Puerto Rico Public Buildings Authority Revenue Bonds (Government Facilities), Series B,
                           5% due 7/01/2027 (a)                                                                                  924
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$123,591)--99.0%                                                                                    124,169
Other Assets Less Liabilities--1.0%                                                                                            1,305
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $125,474
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
*     Not Rated.
@     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2000

Assets:           Investments, at value (identified cost--$123,591,306) ....................                 $ 124,169,151
                  Cash .....................................................................                     1,575,317
                  Receivables:
                    Interest ...............................................................   $ 1,573,147
                    Securities sold ........................................................        35,000
                    Beneficial interest sold ...............................................           243       1,608,390
                                                                                               -----------
                  Prepaid registration fees and other assets ...............................                        12,451
                                                                                                             -------------
                  Total assets .............................................................                   127,365,309
                                                                                                             -------------
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:      Payables:
                    Securities purchased ...................................................     1,504,234
                    Dividends to shareholders ..............................................       107,543
                    Beneficial interest redeemed ...........................................       104,693
                    Investment adviser .....................................................        54,607
                    Distributor ............................................................        38,157       1,809,234
                                                                                               -----------
                  Accrued expenses and other liabilities ...................................                        82,465
                                                                                                             -------------
                  Total liabilities ........................................................                     1,891,699
                                                                                                             -------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:       Net assets ...............................................................                 $ 125,473,610
                                                                                                             =============
------------------------------------------------------------------------------------------------------------------------------------
Net Assets        Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:       shares authorized ........................................................                 $     249,117
                  Class B Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ........................................................                       857,772
                  Class C Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ........................................................                        81,794
                  Class D Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ........................................................                        74,628
                  Paid-in capital in excess of par .........................................                   133,650,225
                  Accumulated realized capital losses on investments--net ..................                    (7,408,814)
                  Accumulated distributions in excess of realized capital gains
                  on investments--net ......................................................                    (2,608,957)
                  Unrealized appreciation on investments--net ..............................                       577,845
                                                                                                             -------------
                  Net assets ...............................................................                 $ 125,473,610
                                                                                                             =============
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:  Class A--Based on net assets of $24,741,695 and 2,491,174 shares
                  of beneficial interest outstanding .......................................                 $        9.93
                                                                                                             =============
                  Class B--Based on net assets of $85,194,769 and 8,577,721 shares
                  of beneficial interest outstanding .......................................                 $        9.93
                                                                                                             =============
                  Class C--Based on net assets of $8,121,492 and 817,943 shares
                  of beneficial interest outstanding .......................................                 $        9.93
                                                                                                             =============
                  Class D--Based on net assets of $7,415,654 and 746,281 shares
                  of beneficial interest outstanding .......................................                 $        9.94
                                                                                                             =============
------------------------------------------------------------------------------------------------------------------------------------

                  See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

Statement of Operations

                                                                                            For the Year Ended
                                                                                                 July 31, 2000
--------------------------------------------------------------------------------------------------------------
Investment Income:   Interest and amortization of premium and discount earned                      $ 7,968,298
--------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees ...............................   $754,928
                     Account maintenance and distribution fees--Class B .....    472,747
                     Professional fees ......................................     69,899
                     Accounting services ....................................     56,409
                     Account maintenance and distribution fees--Class C .....     51,816
                     Transfer agent fees--Class B ...........................     42,936
                     Printing and shareholder reports .......................     35,474
                     Trustees' fees and expenses ............................      9,924
                     Transfer agent fees--Class A ...........................      9,452
                     Account maintenance fees--Class D ......................      8,354
                     Pricing fees ...........................................      7,335
                     Custodian fees .........................................      6,321
                     Transfer agent fees--Class C ...........................      3,804
                     Transfer agent fees--Class D ...........................      3,065
                     Registration fees ......................................      1,529
                     Other ..................................................      4,345
                                                                                --------
                     Total expenses .........................................                        1,538,338
                                                                                                   -----------
                     Investment income--net .................................                        6,429,960
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized loss on investments--net ......................                       (8,059,340)
ized Gain (Loss) on  Change in unrealized appreciation on investments--net ..                          274,832
Investments--Net:                                                                                  -----------
                     Net Decrease in Net Assets Resulting from Operations ...                      $(1,354,548)
                                                                                                   ===========
--------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

Statements of Changes in Net Assets

                                                                                                      For the Year Ended
                                                                                                            July 31,
                                                                                                -------------------------------
Increase (Decrease) in Net Assets:                                                                   2000             1999
-------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .................................................   $   6,429,960    $   7,536,326
                     Realized gain (loss) on investments--net ...............................      (8,059,340)       5,241,434
                     Change in unrealized appreciation on investments--net ..................         274,832      (10,792,746)
                                                                                                -------------    -------------
                     Net increase (decrease) in net assets resulting from operations ........      (1,354,548)       1,985,014
                                                                                                -------------    -------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Class A ..............................................................      (1,306,374)      (1,502,506)
Shareholders:          Class B ..............................................................      (4,321,238)      (5,223,571)
                       Class C ..............................................................        (386,387)        (374,099)
                       Class D ..............................................................        (415,961)        (436,150)
                     Realized gain on investments--net:
                       Class A ..............................................................              --         (624,592)
                       Class B ..............................................................              --       (2,460,892)
                       Class C ..............................................................              --         (172,401)
                       Class D ..............................................................              --         (198,232)
                     In excess of realized gain on investments--net:
                       Class A ..............................................................        (485,989)              --
                       Class B ..............................................................      (1,793,327)              --
                       Class C ..............................................................        (168,955)              --
                       Class D ..............................................................        (160,686)              --
                                                                                                -------------    -------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ........................................................      (9,038,917)     (10,992,443)
                                                                                                -------------    -------------
-------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest
Transactions:        transactions ...........................................................     (27,887,691)      (1,135,156)
                                                                                                -------------    -------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ...........................................     (38,281,156)     (10,142,585)
                     Beginning of year ......................................................     163,754,766      173,897,351
                                                                                                -------------    -------------
                     End of year ............................................................   $ 125,473,610    $ 163,754,766
                                                                                                =============    =============
-------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

Financial Highlights

                                                                                        Class A
The following per share data and ratios have been derived     --------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended July 31,
                                                              --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2000        1999        1998        1997        1996
----------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...   $ 10.60     $ 11.16     $ 11.15     $ 10.69     $ 10.71
Operating                                                     -------     -------     -------     -------     -------
Performance:         Investment income--net ...............       .50         .52         .58         .57         .58
                     Realized and unrealized gain (loss) on
                     investments--net .....................      (.49)       (.34)        .02         .46        (.02)
                                                              -------     -------     -------     -------     -------
                     Total from investment operations .....       .01         .18         .60        1.03         .56
                                                              -------     -------     -------     -------     -------
                     Less dividends and distributions:
                       Investment income--net .............      (.50)       (.52)       (.58)       (.57)       (.58)
                       Realized gain on investments--net ..        --        (.22)         --          --          --
                       In excess of realized gain on
                       investments--net ...................      (.18)         --        (.01)         --          --
                                                              -------     -------     -------     -------     -------
                     Total dividends and distributions ....      (.68)       (.74)       (.59)       (.57)       (.58)
                                                              -------     -------     -------     -------     -------
                     Net asset value, end of year .........   $  9.93     $ 10.60     $ 11.16     $ 11.15     $ 10.69
                                                              =======     =======     =======     =======     =======
----------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...       .42%       1.50%       5.51%       9.95%       5.32%
Return:*                                                      =======     =======     =======     =======     =======
----------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses .............................       .72%        .75%        .69%        .70%        .71%
Average                                                       =======     =======     =======     =======     =======
Net Assets:          Investment income--net ...............      5.07%       4.71%       5.17%       5.29%       5.36%
                                                              =======     =======     =======     =======     =======
----------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year
Data:                (in thousands) .......................   $24,742     $30,480     $32,571     $39,343     $38,173
                                                              =======     =======     =======     =======     =======
                     Portfolio turnover ...................     83.48%     120.46%      57.00%      54.02%      60.21%
                                                              =======     =======     =======     =======     =======
----------------------------------------------------------------------------------------------------------------------

               * Total investment returns exclude the effects of sales charges.

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

Financial Highlights (continued)

                                                                                     Class B
The following per share data and ratios have been derived     -----------------------------------------------------------
from information provided in the financial statements.                      For the Year Ended July 31,
                                                              -----------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2000       1999        1998         1997         1996
-------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...   $ 10.60    $  11.16     $  11.15     $  10.69     $  10.71
Operating                                                     -------    --------     --------     --------     --------
Performance:         Investment income--net ...............       .45         .46          .52          .52          .52
                     Realized and unrealized gain (loss) on
                     investments--net .....................      (.49)       (.34)         .02          .46         (.02)
                                                              -------    --------     --------     --------     --------
                     Total from investment operations .....      (.04)        .12          .54          .98          .50
                                                              -------    --------     --------     --------     --------
                     Less dividends and distributions:
                       Investment income--net .............      (.45)       (.46)        (.52)        (.52)        (.52)
                       Realized gain on investments--net ..        --        (.22)          --           --           --
                       In excess of realized gain on
                       investments--net ...................      (.18)         --         (.01)          --           --
                                                              -------    --------     --------     --------     --------
                     Total dividends and distributions ....      (.63)       (.68)        (.53)        (.52)        (.52)
                                                              -------    --------     --------     --------     --------
                     Net asset value, end of year .........   $  9.93    $  10.60     $  11.16     $  11.15     $  10.69
                                                              =======    ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...      (.08%)       .99%        4.98%        9.39%        4.77%
Return:*                                                      =======    ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses .............................      1.23%       1.26%        1.20%        1.21%        1.21%
Average                                                       =======    ========     ========     ========     ========
Net Assets:          Investment income--net ...............      4.56%       4.21%        4.66%        4.78%        4.85%
                                                              =======    ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year
Data:                (in thousands) .......................   $85,195    $113,869     $126,606     $137,485     $149,455
                                                              =======    ========     ========     ========     ========
                     Portfolio turnover ...................     83.48%     120.46%       57.00%       54.02%       60.21%
                                                              =======    ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------------------------

               * Total investment returns exclude the effects of sales charges.

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                    Class C
The following per share data and ratios have been derived     ---------------------------------------------------
from information provided in the financial statements.                    For the Year Ended July 31,
                                                              ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2000       1999        1998       1997       1996
-----------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...   $10.60     $ 11.16     $11.14     $10.69     $10.71
Operating                                                     ------     -------     ------     ------     ------
Performance:         Investment income--net ...............      .44         .45        .51        .50        .51
                     Realized and unrealized gain (loss) on
                     investments--net .....................     (.49)       (.34)       .03        .45       (.02)
                                                              ------     -------     ------     ------     ------
                     Total from investment operations .....     (.05)        .11        .54        .95        .49
                                                              ------     -------     ------     ------     ------
                     Less dividends and distributions:
                       Investment income--net .............     (.44)       (.45)      (.51)      (.50)      (.51)
                       Realized gain on investments--net ..       --        (.22)        --         --         --
                       In excess of realized gain on
                       investments--net ...................     (.18)         --       (.01)        --         --
                                                              ------     -------     ------     ------     ------
                     Total dividends and distributions ....     (.62)       (.67)      (.52)      (.50)      (.51)
                                                              ------     -------     ------     ------     ------
                     Net asset value, end of year .........   $ 9.93     $ 10.60     $11.16     $11.14     $10.69
                                                              ======     =======     ======     ======     ======
-----------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...     (.18%)       .89%      4.96%      9.18%      4.66%
Return:*                                                      ======     =======     ======     ======     ======
-----------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .............................     1.33%       1.36%      1.30%      1.31%      1.32%
Net Assets:                                                   ======     =======     ======     ======     ======
                     Investment income--net ...............     4.46%       4.09%      4.56%      4.68%      4.76%
                                                              ======     =======     ======     ======     ======
-----------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year
Data:                (in thousands) .......................   $8,121     $ 9,585     $7,252     $5,088     $4,179
                                                              ======     =======     ======     ======     ======
                     Portfolio turnover ...................    83.48%     120.46%     57.00%     54.02%     60.21%
                                                              ======     =======     ======     ======     ======
-----------------------------------------------------------------------------------------------------------------

                                                                                    Class D
The following per share data and ratios have been derived     ---------------------------------------------------
from information provided in the financial statements.                     For the Year Ended July 31,
                                                              ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...   $10.60     $ 11.17     $11.15     $10.70     $10.71
Operating                                                     ------     -------     ------     ------     ------
Performance:         Investment income--net ...............      .49         .51        .57        .56        .57
                     Realized and unrealized gain (loss) on
                     investments--net .....................     (.48)       (.35)       .03        .45       (.01)
                                                              ------     -------     ------     ------     ------
                     Total from investment operations .....      .01         .16        .60       1.01        .56
                                                              ------     -------     ------     ------     ------
                     Less dividends and distributions:
                       Investment income--net .............     (.49)       (.51)      (.57)      (.56)      (.57)
                       Realized gain on investments--net ..       --        (.22)        --         --         --
                       In excess of realized gain on
                       investments--net ...................     (.18)         --       (.01)        --         --
                                                              ------     -------     ------     ------     ------
                     Total dividends and distributions ....     (.67)       (.73)      (.58)      (.56)      (.57)
                                                              ------     -------     ------     ------     ------
                     Net asset value, end of year .........   $ 9.94     $ 10.60     $11.17     $11.15     $10.70
                                                              ======     =======     ======     ======     ======
-----------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...      .42%       1.31%      5.50%      9.73%      5.31%
Return:*                                                      ======     =======     ======     ======     ======
-----------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .............................      .82%        .85%       .79%       .80%       .80%
Net Assets:                                                   ======     =======     ======     ======     ======
                     Investment income--net ...............     4.97%       4.60%      5.07%      5.19%      5.27%
                                                              ======     =======     ======     ======     ======
-----------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year
Data:                (in thousands) .......................   $7,416     $ 9,821     $7,468     $4,625     $3,652
                                                              ======     =======     ======     ======     ======
                     Portfolio turnover ...................    83.48%     120.46%     57.00%     54.02%     60.21%
                                                              ======     =======     ======     ======     ======
-----------------------------------------------------------------------------------------------------------------

               * Total investment returns exclude the effects of sales charges.

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch New Jersey Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                Account                             Distribution
                            Maintenance Fee                              Fee
--------------------------------------------------------------------------------
Class B ..................       .25%                                   .25%
Class C ..................       .25%                                   .35%
Class D ..................       .10%                                    --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                  FAMD                                    MLPF&S
--------------------------------------------------------------------------------
Class A ..................       $  234                                  $ 1,839
Class D ..................       $1,416                                  $10,244
--------------------------------------------------------------------------------

For the year ended July 31, 2000, MLPF&S received contingent deferred sales charges of $189,375 and $4,257 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2000 were $110,993,343 and $148,595,564, respectively.

Net realized gains (losses) for the year ended July 31, 2000 and net unrealized gains as of July 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                            Realized                  Unrealized
                                         Gains (Losses)                  Gains
--------------------------------------------------------------------------------
Long-term investments ...............     $(8,436,412)                 $577,845
Financial futures contracts .........         377,072                        --
                                          -----------                  --------
Total ...............................     $(8,059,340)                 $577,845
                                          ===========                  ========
--------------------------------------------------------------------------------

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

As of July 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $577,845, of which $2,556,461 related to appreciated securities and $1,978,616 related to depreciated securities. The aggregate cost of investments at July 31, 2000 for Federal income tax purposes was $123,591,306.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $27,887,691 and $1,135,156 for the years ended July 31, 2000 and July 31, 1999.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2000                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ...............................         129,595         $ 1,279,077
Shares issued to shareholders in reinvestment
of dividends and distributions ............          91,922             900,933
                                                   --------         -----------
Total issued ..............................         221,517           2,180,010
Shares redeemed ...........................        (606,222)         (6,040,271)
                                                   --------         -----------
Net decrease ..............................        (384,705)        $(3,860,261)
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ...............................         240,370         $ 2,645,122
Shares issued to shareholders in reinvestment
of dividends and distributions ............         101,677           1,125,507
                                                   --------          ----------
Total issued ..............................         342,047           3,770,629
Shares redeemed ...........................        (384,364)         (4,235,146)
                                                   --------          ----------
Net decrease ..............................         (42,317)        $  (464,517)
                                                   ========          ==========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2000                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................          614,163        $  6,057,070
Shares issued to shareholders in reinvestment
of dividends and distributions ...........          309,568           3,034,718
                                                 ----------        ------------
Total issued .............................          923,731           9,091,788
Automatic conversion
of shares ................................          (25,438)           (249,189)
Shares redeemed ..........................       (3,064,063)        (30,286,490)
                                                 ----------        ------------
Net decrease .............................       (2,165,770)       $(21,443,891)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................        2,027,650        $ 22,635,018
Shares issued to shareholders in reinvestment
of dividends and distributions ...........          363,509           4,025,694
                                                 ----------        ------------
Total issued .............................        2,391,159          26,660,712
Automatic conversion
of shares ................................          (28,941)           (319,927)
Shares redeemed ..........................       (2,961,623)        (32,803,526)
                                                 ----------        ------------
Net decrease .............................         (599,405)       $ (6,462,741)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2000                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ...............................         141,448         $ 1,417,052
Shares issued to shareholders in reinvestment
of dividends and distributions ............          38,391             376,281
                                                   --------         -----------
Total issued ..............................         179,839           1,793,333
Shares redeemed ...........................        (266,564)         (2,625,039)
                                                   --------         -----------
Net decrease ..............................         (86,725)        $  (831,706)
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ...............................         501,480         $ 5,578,896
Shares issued to shareholders in reinvestment
of dividends and distributions ............          35,070             387,666
                                                   --------         -----------
Total issued ..............................         536,550           5,966,562
Shares redeemed ...........................        (281,832)         (3,090,534)
                                                   --------         -----------
Net increase ..............................         254,718         $ 2,876,028
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 2000                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ...............................          89,121         $   895,721
Automatic conversion of
shares ....................................          25,420             249,189
Shares issued to shareholders in reinvestment
of dividends and distributions ............          26,110             256,318
                                                   --------         -----------
Total issued ..............................         140,651           1,401,228
Shares redeemed ...........................        (320,529)         (3,153,061)
                                                   --------         -----------
Net decrease ..............................        (179,878)        $(1,751,833)
                                                   ========         ===========
--------------------------------------------------------------------------------

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ...............................         342,639         $ 3,854,415
Automatic conversion of
shares ....................................          28,924             319,927
Shares issued to shareholders in reinvestment
of dividends and distributions ............          28,371             313,589
                                                   --------         -----------
Total issued ..............................         399,934           4,487,931
Shares redeemed ...........................        (142,577)         (1,571,857)
                                                   --------         -----------
Net increase ..............................         257,357         $ 2,916,074
                                                   ========         ===========
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 3, 1999, the Fund, along with certain other funds managed by FAM and its affiliates, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and other lenders. The funds may borrow money for temporary or emergency purposes to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the year ended July 31, 2000.

6. Capital Loss Carryforward:

At July 31, 2000, the Fund had a net capital loss carryforward of approximately $2,727,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch New Jersey Municipal Bond Fund                       July 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 13, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New Jersey Municipal Bond Fund during its taxable year ended July 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable per share distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
Record                Payable             Ordinary              Long-Term
Date                   Date                Income            Capital Gains*
--------------------------------------------------------------------------------
12/20/99             12/31/99             $.002239              $.182071
--------------------------------------------------------------------------------
*     This entire distribution is subject to a maximum 20% tax rate.

Please retain this information for your records.

Officers and Trustees

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New Jersey
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #11298--7/00

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